UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 26, 2004
                                                  --------------------

                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Pennsylvania               0-15588                               23-2170505
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(State of           (Commission File           (IRS Employer Identification
Incorporation)            Number)                          Number)



352 Stokes Road, Suite 200,  Medford, New Jersey                 08055
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(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number, including area code:  (609) 953-0044
                                                   -------------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 26, 2004, Canterbury Consulting Group, Inc. issued a press release and a copy of the press release is furnished as Exhibit 99 to this report.


ITEM 7. EXHIBITS


      (c)  Exhibits



           Number                   Description

            99 The Company's news release, issued on April 26, 2004 CANTERBURY SELLS SOFTWARE TRACKING/RADIO FREQUENCY SUB


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.

                                         BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President

Dated: April 26, 2004